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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2006 (January 13, 2006)

Kenexa Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-51358	23-3024013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
650 East Swedesford Rd Wayne, PA 19087	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (610) 971-9171

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

        On January 17, 2006, Kenexa Corporation ("Kenexa") filed with the Securities and Exchange Commission (the "Commission") a Report on Form 8-K (the "Initial 8-K Report") with respect to its acquisition of Webhire, Inc., a Delaware corporation ("Webhire") pursuant to the terms of that certain Agreement and Plan of Merger dated as of December 21, 2005, by and among Kenexa, Kenexa Technology, Inc., a Pennsylvania corporation ("Kenexa Technology"), Kenexa Acquisition Corp., a Delaware corporation ("Acquisition Sub"), Webhire and Gazaway L. Crittenden, as Representative of the equityholders of Webhire (the "Merger Agreement"). Webhire is a provider of end-to-end talent management solutions for recruitment and human resource professionals across all industries. The acquisition was completed on January 13, 2006.

        As permitted under Items 9.01(a) and (b) of Form 8-K, Kenexa indicated that it would file financial statements and pro forma financial information required under Item 9.01 of Form 8-K no later than the date required. This Amendment No. 1 of the Current Report on Form 8-K/A provides the required financial information and amends Item 9.01(a) and (b) of the Initial 8-K Report filed by Kenexa on January 17, 2006.

Item 9.01    Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired.

  Webhire, Inc.

  •
  Attached as Exhibit 99.1 hereto are the consolidated balance sheets of Webhire, Inc. as of September 30, 2005 and 2004 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended September 30, 2005 and the related notes to consolidated financial statements.

(b)   Pro Forma Financial Information.

        Attached hereto is the:

  •
  Kenexa Corporation and Subsidiaries Pro Forma Consolidated Financial Statement (unaudited)

  •
  Pro Forma Consolidated balance sheets for the nine months ended September 30, 2005 (unaudited)

  •
  Pro Forma Consolidated statements of operations for the nine months ended September 30, 2005 (unaudited)

  •
  Notes to Pro Forma Consolidated financial statements (unaudited)

        The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Kenexa's financial position or results of operations actually would have been had Kenexa completed the acquisition at the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(c)   Exhibits

        Exhibit 23.1—Consent of Brown & Brown, LLP

        Exhibit 99.1—Webhire, Inc.: Consolidated Financial Statements and Report of Independent Auditors

  •
  Consolidated Financial Statements:

  •
  Consolidated Balance sheets as of September 30, 2005 and September 30, 2004

  •
  Consolidated Statements of operations for the years ended September 30, 2005, 2004 and 2003

    •
    Consolidated Statements of stockholders' equity for the years ended September 30, 2005, 2004 and 2003

    •
    Consolidated Statements of cash flows for the years ended September 30, 2005, 2004 and 2003

  •
  Notes to Consolidated Financial Statements

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kenexa Corporation
Date: January 31, 2006	By:	/s/ DONALD F. VOLK Name: Donald F. Volk Title: Chief Financial Officer

Kenexa Corporation and Subsidiaries

Pro Forma Consolidated Financial Statements
(Unaudited)

        On January 13, 2006, Kenexa Corporation, a Pennsylvania corporation (the "Company"), completed its acquisition of Webhire, Inc., a Delaware corporation ("Webhire") pursuant to the terms of that certain Agreement and Plan of Merger dated as of December 21, 2005, by and among the Company, Kenexa Technology, Inc., a Pennsylvania corporation ("Kenexa Technology"), Kenexa Acquisition Corp., a Delaware corporation ("Acquisition Sub"), Webhire and Gazaway L. Crittenden, as Representative of the equity holders of Webhire (the "Merger Agreement"). Webhire is a provider of end-to-end talent management solutions for recruitment and human resource professionals across all industries.

        The unaudited pro forma consolidated balance sheet of the Company as of September 30, 2005, has been prepared as if the Company's acquisition of Webhire had been consummated on September 30, 2005. The unaudited pro forma consolidated income statements for the year ended December 31, 2004 and for the nine months ended September 30, 2005, are presented as if the Company's acquisition of Webhire had occurred on January 1, 2004 and the effect was carried forward through the year ended December 31, 2004 and nine month period ended September 30, 2005.

        The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of Webhire had occurred on January 1, 2004, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period.

        These pro forma consolidated financial statements should be read in conjunction with:

  (a)
  the Company's Form S-1 registration statement filed June 24, 2005.

  (b)
  the Company's Quarterly report on Form 10-Q for the period ended September 30, 2005.

  (c)
  the Company's Form 8-K filed on December 23, 2005.

Kenexa Corporation and Subsidiaries

Pro forma Consolidated Balance Sheets (unaudited)
as of September 30, 2005
(in thousands)

	Webhire, Inc. (A)	Kenexa (B)	Pro forma Adjustments	F/N	Pro forma as Adjusted
Assets
Current Assets
Cash and cash equivalents	$3,054	$39,093	$(34,400)	(C)	$7,747
Accounts receivable, net of allowance for doubtful accounts	1,193	10,426	—		11,619
Unbilled receivables	—	903	—		903
Deferred income taxes	—	2,016	—		2,016
Prepaid expenses and other current assets	613	2,245	—		2,858

Total current assets	4,860	54,683	(34,400)		25,143
Property and equipment, net of accumulated depreciation	675	4,396	75	(C)	5,146
Software, net of accumulated depreciation	1,024	765			1,789
Goodwill	—	8,811	34,307	(C)	43,118
Intangible assets, net of accumulated amortization	—	139	900	(C)	1,039
Deferred financing costs, net of accumulated amortization	—	73	—	(C)	73
Other assets	210	462	—		672

Total assets	$6,769	$69,329	$82		$76,180

Liabilities and Shareholders' (Deficiency) Equity
Current liabilities
Accounts payable	554	2,993	—		3,547
Notes payable, current	51	93	—		144
Commissions payable	—	807	—		807
Other accrued liabilities	666	2,456	—		3,122
Accrued compensation and benefits	—	3,795	740	(D)	4,535
Unearned revenue	4,368	11,031	—		15,399
Capital lease obligations	216	211	—		427

Total current liabilities	5,855	21,386	740		27,981
Capital lease obligations, less current portion	34	215	—		249
Notes payable, less current portion	—	132	—		132
Deferred Taxes	222	—	—		222
Other liabilities	—	66	—		66

Total liabilities	6,111	21,799	740		28,650
Shareholders' (deficiency) equity
Common stock	47	174	(47)	(E)	174
Additional paid-in capital	70,217	97,088	(70,217)	(E)	97,088
Deferred Compensation	—	(1,160)	—		(1,160)
Notes receivable for class A common stock	—	(208)	—		(208)
Treasury stock	(831)	—	831	(E)	—
Accumulated other comprehensive (loss) income	—	35	—		35
Accumulated deficit	(68,775)	(48,399)	68,775	(E)	(48,399)

Total shareholders' (deficiency) equity	658	47,530	(658)		47,530
Total liabilities and shareholders' (deficiency) equity	$6,769	$69,329	$82		$76,180

Kenexa Corporation and Subsidiaries

Pro forma Consolidated Statements of Operations (unaudited)
For the Nine Months Ended September 30, 2005
(in thousands, except share and par share data)

	Webhire, Inc. (A)	Kenexa (B)	Pro forma Adjustments	F/N	Pro forma as Adjusted
Revenue
Subscription revenue	$6,628	$36,371	$—		$42,999
Other revenue	2,442	11,200	—		13,642

Total revenue	9,070	47,571	—		56,641
Cost of revenue (exclusive of depreciation, shown separately below)	1,998	13,592	(221)	(C)	15,369

Gross profit	7,072	33,979	221		41,272
Operating expenses:
Sales and marketing	2,668	11,749	(419)	(C)	13,998
General and administrative	3,462	10,911	(778)	(C)	13,595
Research and development	1,312	3,038	(168)	(C)	4,182
Depreciation and amortization	1,017	1,555	(225)	(D)	2,347

Total operating expenses	8,459	27,253	(1,590)		34,122

Income (loss) from continuing operations before income taxes and interest expense	(1,387)	6,726	1,811		7,150
Interest (income) expense	(47)	(222)	—		(269)
Interest on mandatory redeemable shares	—	3,396	—		3,396

Income (loss) from continuing operations before income tax	(1,340)	3,552	1,811		4,023
Income tax (benefit) expense on continuing operations	(1)	477	—		476

Net Income (loss)	(1,339)	3,075	1,811		3,547
Accretion of redeemable class B common shares and class C common shares	—	41,488	—		41,488

Net loss available to common shareholders	$(1,339)	$(38,413)	$1,811		$(37,941)

Weighted average shares used to compute net loss available to common shareholders per common share—basic and diluted		9,558,486			9,558,486
Basic and diluted loss per share:		(4.02)			(3.97)

Kenexa Corporation and Subsidiaries

Pro forma Consolidated Statements of Operations (unaudited)
For the Twelve Months Ended December 31, 2004
(in thousands, except share and par share data)

	Webhire, Inc. (A)	Kenexa (B)	Pro forma Adjustments	F/N	Pro forma as Adjusted
Revenue
Subscription revenue	$8,320	$36,348	$—		$44,668
Other revenue	3,565	9,952	—		13,517

Total revenue	11,885	46,300	—		58,185
Cost of revenue (exclusive of depreciation, shown separately below)	2,234	12,230	(295)	(C)	14,169

Gross profit	9,651	34,070	295		44,016
Operating expenses:
Sales and marketing	3,339	13,351	(537)	(C)	16,153
General and administrative	5,093	10,243	(1,042)	(C)	14,294
Research and development	1,901	4,271	(224)	(C)	5,948
Depreciation and amortization	1,140	2,476	(300)	(D)	3,316

Total operating expenses	11,473	30,341	(2,103)		39,711

Income (loss) from continuing operations before income taxes and interest expense	(1,822)	3,729	2,398		4,305
Interest (income) expense	(54)	160	—		106
Interest on mandatory redeemable shares	—	8,386	—		8,386

Income (loss) from continuing operations before income tax	(1,768)	(4,817)	2,398		(4,187)
Income tax (benefit) expense on continuing operations	(3)	(723)	—		(726)

Net loss	(1,765)	(4,094)	2,398		(3,461)
Accretion of redeemable class B common shares and class C common shares	—	1,020	—		1,020

Net loss available to common shareholders	$(1,765)	$(5,114)	$2,398		$(4,481)

Weighted average shares used to compute net loss available to common shareholders per common share—basic and diluted		5,995,389			5,995,389
Basic and diluted loss per share:		(0.85)			(0.75)

Kenexa Corporation

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2005

(A)	To reflect the unaudited balance sheet of Webhire, Inc. as of September 30, 2005.
(B)	To reflect the unaudited balance sheet of the Company as of September 30, 2005, as reported on the Company's Form 10-Q.
(C)
To record the consideration of $34.4 million for the purchase of Webhire, Inc., financed entirely through existing cash. These amounts represent adjustments related to the acquisition under the purchase method of accounting. The total purchase price has been allocated on a preliminary basis to assets acquired and liabilities assumed based upon management's best estimate of their fair value with excess cost over the net tangible and intangible assets acquired allocated to goodwill: $0.9 million of the purchase price is allocated to software. Based on the finalization of a purchase price allocation study, a portion of the purchase may be allocated to other intangible assets such as customer lists or trademarks which will be amortized over their useful lives.
(D)
To reflect accrued severance expense for employees terminated in connection with the acquisition and in accordance with employment agreements in place with Webhire. The Company notified employees of their termination on the acquisition date and entered into severance agreements with such employees that state the termination benefit.
(E)	To eliminate Webhire, Inc.'s shareholders' equity as of September 30, 2005.

Kenexa Corporation

Notes to Pro Forma Consolidated Financial Statements (Continued)
(Unaudited)

Notes to Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004

(A)	To reflect the historical unaudited statement of operations of Webhire, Inc. as of September 30, 2005 and December 30, 2004.
(B)
To reflect the consolidated historical statement of operations of the Company as of September 30, 2005, as reported on the Company's Form 10-Q, and December 31, 2004 as reported on the Company's form S-1 registration statement.
(C)
To reflect reduced staff expense including salaries, taxes and fringe benefits. The Company notified employees of their termination on the acquisition date and entered into severence agreements with such employees that state the termination benefit.
(D)
To reflect the amortization of intangible assets and depreciation of revaluing of property and equipment (per the allocation of the estimated purchase price) that would have been recorded in the period, using a useful life of three years. The amortization is subject to revision based upon the completion of the purchase price allocation study.

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SIGNATURE
Index to Unaudited Pro Forma Consolidated Financial Statements
Kenexa Corporation and Subsidiaries Pro Forma Consolidated Financial Statements (Unaudited)
Kenexa Corporation and Subsidiaries Pro forma Consolidated Balance Sheets (unaudited) as of September 30, 2005 (in thousands)
Kenexa Corporation and Subsidiaries Pro forma Consolidated Statements of Operations (unaudited) For the Nine Months Ended September 30, 2005 (in thousands, except share and par share data)
Kenexa Corporation and Subsidiaries Pro forma Consolidated Statements of Operations (unaudited) For the Twelve Months Ended December 31, 2004 (in thousands, except share and par share data)
Kenexa Corporation Notes to Pro Forma Consolidated Financial Statements (Unaudited)
Kenexa Corporation Notes to Pro Forma Consolidated Financial Statements (Continued) (Unaudited)